UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                            -------------------------


                       Date of Report
                       (Date of earliest
                       event reported):      March 7, 2000



                           Northland Cranberries, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Wisconsin                     0-16130                        39-1583759
---------------               ----------------               -------------------
(State or other               (Commission File                  (IRS Employer
jurisdiction of                   Number)                    Identification No.)
incorporation)


                      800 First Avenue South, P.O. Box 8020
                     Wisconsin Rapids, Wisconsin 54495-8020
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (715) 424-4444
                         -------------------------------
                         (Registrant's telephone number)



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Item 5.   Other Events.

          On March 7, 2000, Northland Cranberries, Inc. (the "Company") announced (i) that it has retained investment bankers to help explore strategic alternatives; (ii) an $18 million one-time after-tax inventory and receivables charge; and (iii) expected reduced earnings per share from operations for its fiscal second quarter. Certain information regarding the foregoing is contained in a press release, dated March 7, 2000, which is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NORTHLAND CRANBERRIES, INC.



Date:  March 8, 2000                   By:  /s/ John Swendrowski
                                          --------------------------------------
                                            John Swendrowski
                                            Chairman and Chief Executive Officer

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                           Report Dated March 7, 2000


Exhibit No.                        Description

(99)     Press Release, dated March 7, 2000.